SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

December 13, 2006

(Date of Report)

November 17, 2006

(Date of Earliest Event Reported)

Liquitek Enterprises, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation)	02-99110 Commission File Number	91-1499978 (IRS Employer I.D. No.)

899 South Artistic Circle, Springville, UT 84663

(Address of Principal Executive Offices)

(801) 489-4802

 (Registrant's Telephone Number)

12159 South Business Park Dr. # 160

Draper, Utah   84020

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

On November 17, 2006, Liquitek Enterprises, Inc. (the “Company”) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Nevada under Case Number 06-13435-lbr.  The Company will operate as ‘debtor-in-possession’ under the jurisdiction of the Bankruptcy Court and in accordance with the applicable rules of the Bankruptcy Code and orders of the Bankruptcy Court.

SIGNATURE

In accordance with the requirements of the Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIQUITEK ENTERPRISES, INC.

DATE:  December 13, 2006

By: /s/ Steven L. White

Steven L. White

President and Chief Executive Officer

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